                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          STORAGE COMPUTER CORPORATION
 ................................................................................
                (Name of Registrant as Specified in Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or Item 22(a)(2) of
    Schedule 14A.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   .............................................................................

   2) Aggregate number of securities to which transaction applies:

   .............................................................................

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ............................................................................

   4) Proposed maximum aggregate value of transaction:

    ............................................................................

   5) Total fee paid:

    ............................................................................

/ / Fee paid previously by written preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)   Amount Previously Paid:_________________________________________________

   2)   Form Schedule or Registration Statement No.:____________________________

   3)   Filing Party:___________________________________________________________

   4)   Date Filed:_____________________________________________________________

                          STORAGE COMPUTER CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 17, 1999

     You are hereby notified that the annual meeting of stockholders (the "Annual Meeting") of Storage Computer Corporation (the "Company") will be held on May 17, 1999 at 10:00 a.m. at Storage Computer Corporation, 11 Riverside Street, Nashua, New Hampshire (Route 3, Exit 5W):

1.   To elect three (3) directors for the ensuing year.

2. To ratify the action of the Board of Directors in appointing BDO Seidman, LLP as the Company's auditors for 1999.

3.   To approve the 1999 Employee Stock Option Plan.

4. To consider and act upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 5, 1999 as the record date for the Annual Meeting. Only stockholders on the record date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                        By order of the Board of Directors,


                                        THOMAS A. WOOTERS
                                        SECRETARY

IMPORTANT: IN ORDER TO SECURE A QUORUM AND TO AVOID THE EXPENSE OF ADDITIONAL PROXY SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING PERSONALLY. YOUR COOPERATION IS GREATLY APPRECIATED.

                          STORAGE COMPUTER CORPORATION

                                EXECUTIVE OFFICES
                               11 Riverside Street
                           Nashua, New Hampshire 03062

                                 PROXY STATEMENT


                       SOLICITATION AND VOTING OF PROXIES

This Proxy Statement, the accompanying proxy card, and 10-K are being mailed by Storage Computer Corporation to the holders of record of the Company's outstanding shares of Common Stock, $.001 par value ("Common Stock"), commencing on or about April 18, 1999. The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of stockholders to be held on May 17, 1999 and at any adjournments of that meeting. The Company will bear the cost of solicitation of proxies. Directors, officers, and employees may assist in the solicitation of proxies by mail, telephone, telegraph, telefax, telex, in person or otherwise, without additional compensation.

When a proxy is returned, prior to or at the Annual Meeting, properly signed, the shares represented by that proxy will be voted by the proxies named in accordance with the stockholder's instructions indicated on the proxy card. You are urged to specify your choices on the enclosed proxy card. If the proxy is signed and returned without specifying choices, the shares will be voted FOR the election of directors as set forth in this Proxy Statement, FOR ratification of the appointment of BDO Seidman, LLP as the Company's auditors for the upcoming year, FOR the approval of the 1999 Employee Stock Option Plan, and in the discretion of the proxies as to other matters that may properly come before the Annual Meeting. Sending in a proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. A proxy may be revoked by notice in writing delivered to the Secretary of the Company at any time prior to its use, by a written revocation submitted to the Secretary of the Company at the Annual Meeting, by a duly-executed proxy bearing a later date, or by voting in person by ballot at the Annual Meeting. A stockholder's attendance at the Annual Meeting will not by itself revoke a proxy.

                        VOTING SECURITIES AND RECORD DATE

The only outstanding class of stock of the Company is its Common Stock. Each share of Common Stock is entitled to one vote per share. The Board of Directors has fixed April 5, 1999 as the record date for the Annual Meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the Annual Meeting and any adjournment of that meeting. On April 5, 1999, there were issued and outstanding 11,360,032 shares of Common Stock.

The Company's Restated Certificate of Incorporation and Restated By-laws provide that a quorum shall consist of the representation in person or by proxy at the Annual Meeting of stockholders entitled to cast a majority of the votes that are entitled to be cast at the Annual Meeting. The election of directors is by plurality of the votes cast at the Annual Meeting either in person or by proxy. The approval of a majority of the votes properly cast at the Annual Meeting, either in person or by proxy, is required for adoption of the proposal to ratify the appointment of BDO Seidman, LLP as the Company's auditors for 1999, the 1999 Stock Option Plan, and the approval of any other business which may properly be brought before the Annual Meeting or any adjournments.

With regard to the election of directors, votes may be left blank, cast in favor or withheld; votes that are left blank will be counted in favor of the election of the directors named on the proxy and votes that are withheld will have the effect of a negative vote. Abstentions may be specified on all proposals other than the election of directors and will be counted as present for purposes of determining the presence or absence of a quorum for the proposal on which the abstention is noted. With respect to the proposal to approve BDO Seidman, LLP as auditors for the Company for 1999, abstentions will not be counted for or against the proposal. With respect to the proposal to approve the 1999 Stock Option Plan, abstentions will not be counted for or against the proposal. Broker non-votes, if any, will not be counted in determining a quorum for, or the outcome of, any proposal. A "non vote" occurs when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

One of the purposes of the meeting is to elect three (3) directors to serve until the next Annual Meeting of Stockholders or until their successors will have been properly elected and qualified. It is intended that the proxies solicited by the Board of Directors will be voted in favor of the three (3) nominees named below, unless otherwise specified on the proxy card. All of the nominees are currently members of the Board. There are no family relationships between any directors or executive officers of the Company. The Board knows of no reason why any of the nominees will be unavailable or unable to serve as a Director, but in that event, proxies solicited by this mailing will be voted for the election of another person or persons to be designated by the Board of Directors.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE LISTED BELOW.

The following are summaries of the background, business experience, and description of the principal occupations of the nominees.

Theodore J. Goodlander, 55, founded the Company and has been Chairman of the Board of Directors, President and Chief Executive Officer since the Company's inception. Mr. Goodlander served as President of Cab-Tek, Inc., a computer accessories manufacturing company, from 1981 to 1991. From 1978 to 1981, he was a private investor, and from 1968 to 1978 Mr. Goodlander held various management positions at Wang Laboratories, Inc., including Vice President International and Far East Marketing Manager. Mr. Goodlander attended Syracuse University and is a graduate of the Program for Management Development at Harvard Business School.

Shigeho Inaoka, 56, has been a director of the Company since September 1993. Mr. Inaoka has served as President of TechnoGraphy, Inc., a manufacturer of multimedia computer systems and an exclusive distributor of the Company's products in Japan since 1992. From 1989 to 1992, Mr. Inaoka was President and Chief Executive Officer of Sony Computer Systems, Inc. He received a business degree from Meiji University in 1967 and a Masters degree in Computer Systems Engineering from Tokyo Computer Academy in 1968.

Steven S. Chen, 53, has been a director of the Company since May, 1996. Mr. Chen is also the Chairman and Chief Executive Officer of Applitone.net. Mr. Chen was previously the Executive Vice President and Chief Technology Officer of Sequent Computer Systems, Inc. Prior to that, Mr. Chen was the Founder and Senior Vice President of Chen Systems, Inc., a high performance computer server manufacturer, which was acquired by Sequent Computer Systems, Inc. in 1996. Previously, Mr. Chen founded Supercomputing Systems, Inc., with partial funding from IBM and had been Senior Vice President of Cray Research, with responsibility for development of the Cray XMP and YMP Supercomputers.

All directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified. All officers of the Company are elected annually by the Board of Directors and serve at the Board's discretion.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board met formally two times during 1998. The Board of Directors has a Compensation Committee, which makes recommendations concerning salaries and incentive compensation for employees of, and consultants to, the Company. It met two times during 1998. Its members are Theodore J. Goodlander, Steven S. Chen, and Shigeho Inaoka; while serving on the Compensation Committee, Mr. Goodlander served as Chief Executive Officer of the Company. The Board also has an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent auditors. It met two times during 1998. Its members are Theodore J. Goodlander, Steven S. Chen, and Shigeho Inaoka. Each of the Directors attended all meetings of the Board and the meetings of the committees of the Board on which they serve.

DIRECTOR COMPENSATION

Members of the Board of Directors do not receive any cash compensation for their service on the Board of Directors but are entitled to reimbursement of expenses related to attending Board of Directors meetings. The Company has compensated its directors who are not employees through the grant of stock options. Upon initial appointment, each of Messrs. Inaoka and Chen was granted an option to purchase 30,000 shares of Common Stock at the fair market value on the date of grant. Directors who are employees of the Company are not paid any additional compensation for serving as directors.

OTHER EXECUTIVE OFFICERS

Keith C. Perry, 43, has served as the Company's Senior Vice President of Sales and Worldwide Marketing since September 1998. Prior to joining Storage Computer, Perry was Senior Director, Marketing/Business Development at Amdahl Corporation. He holds a BS in Computer Science from the University of Manitoba, a Certificate of Data Process (CDP) from the Institute for Certification of Computer Professionals USA, and is an Information Systems Professional (ISP) from the Canadian Information Processing Society.

                      PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table lists certain information required by section 13(d)(3) of the Securities Exchange Act of 1934 to be disclosed as of the April 5, 1999 record date with respect to the voting securities of the Company owned by:

(1) any person (including any "group" as that term is defined in section 13(d)(3) who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of a class of voting securities of the Company,
(2) each director or nominee for director of the Company,
(3) each of the executive officers named in the Summary Compensation Table on page 7,
(4) all directors and executive officers of the Company as a group.

As defined by Rule 13(d)(3) under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any voting securities of the Company if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership of those shares at any time within 60 days of April 5, 1999. "Voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose of or direct the disposition of shares. Except as indicated in the notes following the table below, each person named has sole voting and investment power with respect to the shares listed as being beneficially owned by that person.

                                              SHARES OF COMMON STOCK BENEFICIALLY OWNED

DIRECTORS, OFFICERS AND 5% STOCKHOLDERS              NUMBER              PERCENT
---------------------------------------              ------              -------

Theodore J. Goodlander                            4,002,000(1)            35.15%
c/o Storage Computer Corporation
11 Riverside Street
Nashua, New Hampshire  03062

Goodlander 1990 Family Trust                      3,290,000               28.90%
Jeanne McCready, Trustee
c/o Storage Computer Corporation
11 Riverside Street
Nashua, New Hampshire  03062


                                                   SHARES OF COMMON STOCK BENEFICIALLY OWNED

DIRECTORS, OFFICERS AND 5% STOCKHOLDERS                   NUMBER             PERCENT
---------------------------------------                   ------             -------

Shigeho Inaoka                                          453,600(2)           3.98%
2-16-7 Iwataminani
Komae-shi
Tokyo, Japan  182

Steven S. Chen                                           30,000(3)             *
c/o Sequent Computer Systems, Inc.
15450 S.W. Koll Parkway
Beaverton, OR  97806

Keith C. Perry                                           75,000(4)             *
c/o Storage Computer Corporation
11 Riverside Street
Nashua, New Hampshire  03062

All directors and executive officers as a group       4,560,600(5)          40.06%

* less than 1%

(1) Does not include 3,290,000 shares of Common Stock held by the Goodlander 1990 Trust established for the exclusive benefit of Mr. Goodlander's children and Mr. Goodlander exercises no voting control or has no power to dispose of the shares and disclaims beneficial ownership.

(2) Includes 212,000 shares of Common Stock held by TechnoGraphy, Inc. for which Mr. Inaoka is an executive officer and in which he owns a controlling interest. Includes 30,000 shares of Common Stock issuable upon exercise of options granted under the Company's Amended and Restated Stock Incentive Plan. Does not include 30,000 shares held by family members.

(3) Includes 30,000 shares of Common Stock issuable upon the exercise of options granted under the Company's Amended and Restated Stock Incentive Plan.

(4) Includes 75,000 options pursuant to the Company's Amended and Restated Stock Incentive Plan.

(5) See footnotes (1)-(4) above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers, and persons who own more than 10% of the outstanding Common Stock of the Company to file with the Securities and Exchange Commission ("SEC") and the American Stock Exchange reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to the Company. Based solely on review of the copies of such reports furnished to the Company or written representations from certain persons that no reports were required for those persons, the Company believes that all Section 16(a) filing requirements were satisfied.

                    COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
                             STOCK PERFORMANCE GRAPH

             Dec. 94   Dec. 95   Dec. 96   Dec. 97   Dec. 98
             -------   -------   -------   -------   -------

SOS            100       257       375       179        95

Peers          100       187       163       208       143

S&P 500        100       134       161       211       268

This graph assumes that the value of investment in Storage Computer Common Stock and each index to be $100 on December 31, 1994 and that any and all dividends were reinvested. This graph compares Storage Computer's cumulative total return with the S&P 500 Stock Index (a performance indicator of the overall stock market) and a peer group. The Company's peer group consists of Auspex Systems, Box Hill Systems, Ciprico, Data General, MTI Tech, and Mylex. These companies are viewed as similar in size to the Company and represent its competitors in certain geographic areas and markets.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information with respect to the compensation paid or accrued by the Company for services rendered to the Company in all capacities for the fiscal years ended on the last day of December for 1998, 1997, and 1996, respectively, by its Chief Executive Officer and each of the Company's other executive officers whose total salary and bonus exceeded $100,000 during each year for which they qualified for inclusion (collectively, "the Named Executive Officers"):

                                          ANNUAL COMPENSATION
                                       -------------------------
                                                                                       AWARDS
                                                                  OTHER ANNUAL       SECURITIES         ALL OTHER
      NAME AND          FISCAL       SALARY           BONUS       COMPENSATION       UNDERLYING/       COMPENSATION
 PRINCIPAL POSITION    YEAR(1)          $               $            ($)(2)      STOCK OPTIONS (#)        ($)(2)
 ------------------    -------       -----            -----       ------------   -----------------     ------------
Theodore J.
Goodlander,
   President and         1998       $150,000           ---            ---                ---                ---
   Chief Executive       1997       $150,000           ---            ---                ---                ---
   Officer............   1996       $150,000           ---            ---                ---                ---


James P. Nolan           1998       $ 49,701(3)        ---            ---                ---                ---
   Senior Vice           1997       $ 46,763(4)        ---            ---             75,000(6)             ---
   President             1996          ---             ---            ---                ---                ---
   Research and
   Development........

Keith C. Perry           1998       $ 50,000(5)        ---            ---             75,000(7)             ---
   Senior Vice           1997          ---             ---            ---                ---                ---
   President             1996          ---             ---            ---                ---                ---
   Sales and
   Worldwide
   Marketing..........

(1) The Company's fiscal year ends on the last day of December.

(2) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or ten percent of the total annual salary and bonus reported for the executive officer during the fiscal year ended December 31, 1998.

(3) Mr. Nolan left the Company on May 15, 1998, amount shown reflects compensation for partial year.

(4) Mr. Nolan joined the Company on September 1, 1997, amount shown reflects compensation for partial year.

(5) Mr. Perry joined the Company on September 1, 1998, amount shown reflects compensation for partial year.

(6) Includes 75,000 options at $5.00 per share.

(7) Includes 75,000 options at $2.50 per share.

The following table sets forth certain information concerning the Awards Securities Underlying/Stock Options (#) shown in the Annual Compensation table above.

                                       OPTIONS GRANT TABLE

      Name           Grant Date     # Shares     Exercise Price     Vesting Date    Expiration Date
      ----           ----------     --------     --------------     ------------    ---------------

 James P. Nolan       12/23/97      75,000(1)        $5.00            12/23/01          12/23/07
 Keith C. Perry       10/17/98       75,000          $1.25            10/17/02          10/17/08

(1) Mr. Nolan left the Company on May 15, 1998 at which time these options became null and void.

The following table sets forth certain information concerning exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 1998:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                            Number of Securities Underlying            Value of Unexercised In-the-Money
                          Unexercised Options at Year-End(1)               Options at Year-End(2)
                          ----------------------------------           ---------------------------------

Name                        Exercisable        Unexercisable         Exercisable               Unexercisable
----                        -----------        -------------         -----------               -------------
Theodore J. Goodlander           0                   0                    0                          $0
James P. Nolan                   0                   0                    0                          $0
Keith C. Perry                   0                 75,000                 0                       $154,500

(1) No options were exercised during the year ended December 31, 1998 by the Named Executive Officers.

(2) Based on the difference between closing price of the underlying shares of Common Stock on December 31, 1998 as reported by the American Stock Exchange ($3.31) and the option exercise price.

REPORT OF THE COMPENSATION COMMITTEE

During the fiscal year 1998, the Committee was responsible for establishing and administering the compensation policies which govern annual salary, bonuses, and stock-based incentives (currently stock options).

The Committee determined to keep salaries competitive with the industry and allow for increases in the cost of living.

On August 12, 1998, the Committee approved repricing outstanding employee options to the current market value of its underlying stock. The decision was based upon the belief that key employees were disadvantaged by a decline in stock value not attributable to the performance of the affected employees. Further, the options had exercise prices so far above market prices that they did not serve to motivate and retain key employees.

REPRICING OF STOCK OPTIONS

During the third quarter of 1998, the Company's Board of Directors approved a voluntary common stock option repricing program. On August 25, 1998, Storage Computer Corporation extended an offer to option holders to reprice their options. All employees, officers, and directors were given the option to reprice to $2.50, the fair market value on August 24, 1998. None of the Named Executive Officers were affected by the repricing.

The Company's stock option plan is an integral part of its compensation plan. Original option prices ranged from $.10 to 19.00. This repricing will serve as a means to retain and attract talented personnel.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

KRISTIANIA CORP.

SCC currently leases, as a tenant-at-will under a triple-net lease, a 35,000 sq. ft. facility which is occupied by its light manufacturing, research and development, and office operations in Nashua, New Hampshire. The lease is with an affiliated entity owned by Mr. Goodlander and members of his family. The Company paid annual rentals of $200,400, $187,200, and $195,600 in 1998, 1997 and 1996, respectively.

RELATED PARTY DEBT

Since the inception of the Company, Mr. Goodlander and Cab-Tek, Inc. have made unsecured cash loans to the Company at interest rates of prime plus 1%. In December of 1994, the Cab-Tek note payable was assigned to Mr. Goodlander. The aggregate amount owing to Mr. Goodlander under his own note and the note assigned to him by Cab-Tek, Inc. at the end of fiscal years 1998, 1997, and 1996 was $710,000, $710,000, and $710,000, respectively.

RELATED PARTIES

Mr. Inaoka is a member of the board of directors of the Company and is president of one of the Company's major customers. (see Note M of Form 10-K).

            PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors of the Company has appointed BDO Seidman, LLP as auditors of the Company for the fiscal year ending December 31, 1998 and further directed that management submit the selection of auditors for ratification by the stockholders. Richard A. Eisner & Company, LLP was the Company's auditor for the years ended December 31, 1997 and 1996.

Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE CHOICE OF BDO SEIDMAN, LLP AS THE COMPANY'S AUDITORS FOR THE YEAR ENDED
                               DECEMBER 31, 1999.

          PROPOSAL NO. 3 - APPROVAL OF 1999 EMPLOYEE STOCK OPTION PLAN

The Board of Directors proposes the 1999 Employee Stock Option Plan (the "Plan"). This Plan is in addition to the 1992 Stock Incentive Plan with 303,384 SCC Common Stock shares available for issuance at April 5, 1999. The 1999 Plan is materially identical to the 1992 Plan except that the total number of shares of SCC Common Stock available for issuance under the 1999 Plan will be 1,000,000.

This "Plan" is intended to promote the long-term interests of the Company and its shareholders by providing directors, consultants, officers, and other employees of the Company with an additional incentive arising from capital stock ownership to promote financial success of and to provide future services to the Company. By offering these individuals an ownership interest in SCC, the best interest of the Company will be served for the benefit of all shareholders.

The "Plan" shall be administered by two or more members of the Board (the "Committee"), each of whom shall be a "disinterested person" as defined in Rule 16b-3 (or successor provision) promulgated by the SEC. The Committee has full authority and power to: o construe and interpret the provisions of the Plan and make rules and regulations for the administration of the

*    Plan not inconsistent with the Plan;

* decide all questions of eligibility for Plan participation and for the grant of Awards;

*    adopt forms of Awards and other documents consistent with the Plan;

* engage agents to perform legal, accounting, and other such professional services as it may deem proper for administering the Plan; and

* take such other actions as may be reasonable, required, or appropriate to administer the Plan or to carry out the Committee activities contemplated by other sections of the Plan.

The plan will be available to all employees, officers, and directors of the Company. The number of options granted will be at the discretion of the Board. The options will become void immediately upon voluntary resignation by the employee or termination by the Company with cause. The options will become void after 90 days in the event of termination by the Company without cause. Grants will consist of Non-Qualified Stock Options (NSOs) only. Upon exercise of options, an employee may chose to hold or sell their shares. In either situation, the Company will withhold 28% Federal Income Tax, 6.2% Social Security Tax, 1.45% Medicare Tax, and any applicable State Income Tax from the employee's gain on the sale.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE 1999
                           EMPLOYEE STOCK OPTION PLAN.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder proposal intended to be presented at the Company's 2000 annual meeting of stockholders must be received at the executive offices of the Company not later than December 11, 1999 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting.

                                  OTHER MATTERS

As of the date of this Proxy Statement, management of the Company knows of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. The persons named in the enclosed form of proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in regard to such other matters and the transaction of any other business as may properly be brought before the Annual Meeting, in their best judgment.

                               FORM 10-K AVAILABLE

FORM 10-K, WHICH INCLUDES CONSOLIDATED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FOR THE COMPANY AND ITS SUBSIDIARIES, ACCOMPANIES THIS MAILING AND IS ALSO AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, STORAGE COMPUTER CORPORATION, 11 RIVERSIDE STREET, NASHUA, NEW HAMPSHIRE 03062.

                                    YEAR 2000

Many current computer systems and software products were not designed to handle any dates beyond the year 1999. As a result, computer systems and/or software used by many companies may need to be modified prior to the Year 2000 in order to remain functional. Significant uncertainty exists in the hardware and software industry concerning the potential effects associated with such compliance.

In mid-1998, the Company formed an internal task force to evaluate those areas of the Company that may be affected by the Year 2000 problem and devised a plan for the Company to become Year 2000 compliant in a timely manner (the "Plan"). The Plan focuses on three major areas; the Company's internal business transaction systems; the products the Company sells and the business transaction systems of its business partners, including suppliers, customers and bankers. To date, the Company has executed approximately one-half of its Plan and anticipates completing the remaining portions of the Plan by the end of calendar year 1999.

Internal Business Transaction Systems

     The Company has completed a review of its critical business transaction systems, and its Year 2000 compliance related to business transaction systems is as follows:

     All of the Company's systems for processing business transactions prior to and following 12:00am January 1, 2000 are tested for transaction integrity. This compliance extends to the underlying hardware, operating systems, and other software on which the Company's business system operates. This compliance includes the following transactions and related printed documents: accepting orders from customers, fulfilling customer orders, invoicing customers, crediting customer accounts, applying customer payments, refunding customers, placing orders with vendors, receiving vendor shipments, processing vendor invoices, and paying vendors.

     The Company is in the process of evaluating certain ancillary PC office applications (e.g. word processing, spreadsheets, e-mail, etc.) and specialized PC applications including art, drawing and other creative department applications, hardware design and other engineering department applications, software development systems, bank account management, fixed asset management, and stock option database management. This effort will continue through 1999.

     The Company has incurred to date no incremental material costs associated with its efforts to become Year 2000 compliant, as the majority of the costs have occurred as a result of normal upgrade procedures. Based on current information, the Company does not expect future costs to modify its information technology infrastructure to be material to its financial condition or results of operations. However, there can be no assurances that there will not be interruptions or other limitations of financial and operating systems functionally or that the Company will not incur significant costs to avoid such interruptions or limitations.

Products the Company Sells

     The Company has also completed a review of its manufactured product line, however, the Company is still in the process of evaluating third party products and software sold by Storage Computer for Year 2000 compliance. The Company's Year 2000 compliance status related to the products it sells is as follows:

     Storage Computer Corporation has conducted an extensive review of its internal and external requirements to ensure that our computer systems and applications will continue to function properly into the Year 2000.

     All StorageSuite storage products are Y2K compliant. The Company has now completed its review and test of all products. Current and past products are Y2K compliant as will be any future product developments. Expenditures related to this portion of the Company's Y2K plan have been expensed as incurred and are immaterial in their impact on the Company's operating results.

     SCC is continuing to work with major vendors and suppliers to ensure that the Company's manufacturing and infrastructure systems will not experience any difficulties as a result of their products and services. However, there can be no guarantee that these parties' systems, on which the Company relies, will be timely converted. Any effects on the Company's results of operations as a result of such parties' failures are not estimable. Management does not believe that any individual vendor's failure to comply will have a material effect on the Company's products, financial condition or continuing operations.

The Company's Business Partners

     The Company's suppliers (particularly sole-source and long lead-time suppliers), key customers and other key business partners (e.g. bankers) may be adversely affected by their respective failure to address the Year 2000 issue. Should any of the Company's suppliers encounter Year 2000 problems that cause them to delay manufacturing or shipments of key components to Storage Computer, the Company may be forced to delay or cancel shipments of its products, which would have a material adverse effect on the Company's results of operations. Any inability of Storage Computer's key customers to become Year 2000 compliant which would cause them to delay or cancel substantial purchase orders or delivery of Storage Computer products would also have a material adverse effect on the Company's results of operations. Additionally, any inability of the Company's other key business partners, including the

Company's bank, to become Year 2000 compliant could cause them to become unable to provide critical business services, such as to provide funding on the Company's line of credit, and could therefore also have a material adverse effect on the Company.

     The Company is currently in the process of identifying key customers, vendors and other significant business partners (e.g. bankers) and obtaining Year 2000 compliance statements. The Company anticipates completion of this effort by the end of 1999; however, there can be no assurances that any such efforts will be successful.

     The Company has incurred to date no incremental material costs associated with the Year 2000 issue. Based on current information, the Company does not expect future costs to execute the remainder of its Year 2000 compliance plan to be material to its financial condition or results of operations. However, there can be no assurances that there will not be interruptions or other limitations of financial and operating systems functionally or that the Company will not incur significant costs to avoid such interruptions or limitations.

     Costs incurred relating to Year 2000 issue will be expensed by the Company during the period in which they are incurred. The Company's expectations about future costs associated with the Year 2000 issue are subject to uncertainties that could cause actual results to have a greater financial impact than currently anticipated. Factors that could influence the amount and timing of future costs include but are not limited to the success of the Company's customers and suppliers in addressing the Year 2000 issue.

                          STORAGE COMPUTER CORPORATION
                            1999 STOCK INCENTIVE PLAN
                             EFFECTIVE MAY 17, 1999
                        SUBJECT TO SHAREHOLDERS APPROVAL

1.       PURPOSE OF PLAN

         The 1999 Stock Incentive Plan (the "1999 Plan") is intended to promote the long-term interests of the Company and it shareholders by providing directors, consultants, officers and other employees of the Company with an additional incentive arising from capital stock ownership to promote the financial success of, and to provide future services to, the Company. Those provisions of the 1999 Plan which make reference to Section 422 of the Code (as defined below) shall apply only to ISOs (as defined below).

2.       DEFINITIONS

         Unless otherwise required by the context, the following terms when used in the 1999 Plan shall have the meaning set forth in this Section 2:

         (a) "Affiliate": Any "parent corporation" or "Subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and (f), respectively, of the Code.

         (b) "Agreement": An option agreement evidencing an Award in such form as adopted by the Committee pursuant to the 1999 Plan.

         (c) "Award": The grant of an Option under the 1999 Plan.

         (d) "Board of Directors" or "Board": The Board of Directors of the Company.

         (e) "Change in Control": A "Change in Control" occurs if the Company
         (i) ceases operations; (ii) merges or consolidates with another entity and is not the surviving entity; (iii) sells or otherwise transfers substantially all of its operating assets; or (iv) if more than fifty percent (50%) of the capital stock of the Company is transferred in a single transaction or in a series of related transactions other than a public offering of stock of the Company.

         (f) "Code": The Internal Revenue Code of 1986, as amended from time to time.

         (g) "Committee": The Compensation Committee of the Board of Directors or such other committee appointed by the Board of Directors which meets the requirements set forth in Section 10(a) hereof.

         (h) "Company": Storage Computer Corporation, a Delaware corporation.

         (i) "Effective Date": The date on which the 1999 Plan shall become effective as set forth in section 11 hereof.

         (j) "Exchange Act": The Securities Exchange Act of 1934, together with all regulations and rules issued thereunder.

         (k) "Exercise Price": In the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option.

         (l) "Option Expiration Date" The final date that the right to buy vested shares of an option award expires. Shares not purchased by this final date are forfeited and cannot be purchased later.

         (m) "Fair Market Value": As applied to a specific date, the closing price, if any, of the Company's Common Stock on such date as reported by the American Stock Exchange or such other exchange on which the Company's Common Stock may then be traded, or, if none, the fair market value shall be the closing price of the Company's Common Stock on the nearest date before the grant. The Fair Market Value determined by the Committee or the Board in good faith in such manner shall be final, binding and conclusive on all parties.

         (n) "ISO": An Option is intended to qualify as an "incentive stock option", as defined in Section 422 of the Code or any statutory provision that may replace such Section.

         (o) ""NQSO": An Option not intended to be an ISO and designated to Nonqualified Stock Option by the Committee.

         (p) "Option": Any ISO or NQSO granted under the 1999 Plan.

         (q) "Original Plan": The 1992 Stock Incentive Plan adopted by the Board of Directors on September 1, 1992.

         (r) "Participant": A non-employee director, officer, consultant or other key employee of the Company who has been granted an Award under the 1999 Plan.

         (s) "1999 Plan": This Storage Computer Corporation 1999 Stock Incentive Plan, as may be amended from time to time.

         (t) "Reporting Person": Such persons as are required to file reports under Section 16(a) of the Exchange Act.

         (u) "SEC": The United States of Securities and Exchange Commission.

         (v) "Shares": Shares of the Company's authorized but not issued or reacquired $.001 par value Common Stock, or such other class or kind of shares or other securities as may be applicable pursuant to the provisions of Section 4(b) hereof.1

3.       PARTICIPANT

         The class of persons eligible to receive Awards under the 1999 Plan shall be those officers, directors, consultants and other employees of the Company as designated by the Committee from time to time.

4.       SHARES SUBJECT TO PLAN

         (a) Maximum Shares. Subject to adjustment by the operation of Section 4(b) hereof, the maximum number of Shares with respect to which Options may be granted under the 1999 Plan is 1,000,000 shares. The Shares with respect to which Options may be granted under the 1999 Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. An award shall not be considered to have been made under the 1999 Plan with respect to an Option to the extent that it terminates without being exercised, and new Awards may be granted under the 1999 Plan with respect to the number of Shares as to which such termination has occurred.

         (b) Adjustment of Shares and Price. In the event that the Shares are changed into or exchanged for a different kind or number of Shares of stock or securities of the Company as the result of any stock dividend, stock split, combination of shares, exchange of shares, merger, consolidation, reorganization, recapitalization or other change in capital structure, than the number of Shares subject to this 1999 Plan and to Awards granted hereunder and the purchase or Exercise Price for such Shares shall be equitably adjusted by the Committee to prevent the dilution or enlargement of Awards, and any new stock or securities into which the Shares are changed or for which they are exchanged shall be substituted for the Shares subject to this 1999 Plan and to Awards granted hereunder; PROVIDED, HOWEVER that fractional Shares may be deleted from any such adjustment or substitution. No adjustments will be made in the event that the Company sells new equity or convertible debt in public or private offerings which dilutes both existing shareholders and option holders.

5.       GENERAL TERMS AND CONDITIONS OF OPTIONS

         (a) General Terms. The Committee shall have full and complete authority and discretion and as otherwise expressly limited by the 1999 Plan, to grant Options and to provide the terms and conditions (which need not be identical) among Participants thereof. In particular, the Committee shall prescribe the following terms and conditions with respect to any Options:

                  (i) the Exercise Price of any Option determined in accordance with Section 5(b) hereof.

                  (ii) the number of Shares subject to and the expiration date of any Option, PROVIDED, HOWEVER that no Option shall have a term in excess of ten years from the date of grant of the Option.

                  (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option: PROVIDED that no Option shall be exercisable earlier than one year from the date of grant.

                  (iv) the restrictions, if any to be placed upon such Option or upon Shares which may be issued upon exercise of such Option. The Committee may as a condition of granting any Option require that a Participant agree not to exercise thereafter one or more Options previously granted to such Participant.

                  (v) provisions, if any, for automatic vesting of any Option upon a "Change in Control" of the Company.

         (b) Exercise Price. The exercise price of any Option shall be determined by the Committee. With respect to an ISO, the Exercise Price of an Optional shall not be less than 100% (or with respect to any participant owning more than 10% of the combined voting power of all classes of the Company's or an Affiliate's Stock, (110%) of the Fair Market Value per Share on the date of the grant. If the Company engages in a merger or business combination with another entity. Options may be issued under the 1999 Plan at a price lower than Fair Market Value per share to employees of such other entity who hold employee options to purchase securities of such entity and who become employees of the Company or of a subsidiary of the Company, provided that the Exercise Price and number of shares shall be determined by the Committee generally in accordance with the principles set forth in Section 4(b) above. To the extent permitted by the Code, the Committee may designate such options as ISO'S.

         Notwithstanding the foregoing, in no event shall the Exercise Price of an Option be less than the par value per Share.

6.       EXERCISE OF OPTIONS

         (a) General Exercise Rights. Except as provided in Section 6(c), an Option granted under the 1999 Plan shall be exercisable during the lifetime of the Participant to whom such Option was granted only by such Participant. No such Option may be exercised unless at the time such Participant exercises such Option, such Participant is an employee, director or consultant of, and has continuously since the grant thereof been an employed, director or consultant of the Company. A leave of absence by an employee at the request or with the approval of the Company shall not be deemed an interruption or termination of employment, so long as the period of such leave does not exceed 180 days, or, if longer, so long as the Participant's right to re-employment with the Company is guaranteed by contract, applicable law, a vote of the Board of Directors or the Company's corporate policy in effect on the date such leave commences. An Option also shall contain such conditions upon exercise (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the SEC.

         (b) Notice of Exercise. An Option may not be exercised with respect to less than 100 Shares, unless the exercise relates to all Shares covered by the Options at the date of exercise. An Option shall be exercised by delivery of written notice to the Company. Such notice Shall state the election to exercise the Option and the number of whole Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option. In the case of an exercise of an Option such notice shall either: (a) be accompanied by payment of the full Exercise Price and all applicable withholding taxes, in which event the Company shall deliver any certificate(s) representing Shares which the Participant is entitled to receive as a result of the exercise as soon as practicable after the notice has been received; or (b) fix fix a date (not less than 5 nor more than 15 business days from the date such notice has been received by the Company) for the payment of the full Exercise Price and all applicable withholding taxes, against delivery by the Company of any certificate(s) representing Shares which the Participant is entitled to receive as a result of the exercise. Payment of such Exercise Price and withholding taxes shall be made as provided in Sections 6(d) and 9 hereof, respectively. In the event the Option be exercised pursuant to Section 6(c)(i) hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

         (c) Exercise After Termination of Employment. Subject to Section 6(a) and except as otherwise determined by the Committee at the date of the grant of the Option, upon termination of a Participant's employment with the Company, such Participant (or in the case of death, the persons) to whom the Option is transferred (by will or the laws of descent and distribution) may exercise such Option during the following periods of time (but in no event after the normal expiration date of such Option) to the extent that such Participant was entitled to exercise such Options at the date of such termination:

                  (i) in the case of termination as a result of death, disability or retirement of the Participant, the Option shall remain exercisable for one year after the date of termination; for this purpose, "disability" shall mean such physical or mental condition affecting the Participant as determined by the Committee in its sole discretion and "retirement" shall mean voluntary retirement under a retirement plan or program of the Company;

                  (ii) in the case of termination for cause or the Participant's voluntary resignation, the Option shall immediately terminate and shall no longer be exercisable; and

                  (iii) in the case of termination for any reason other than those set forth in subparagraphs (i) and (ii) above, the Option shall remain exercisable for three months after the date of termination.

TO THE EXTENT THE OPTION IS NOT EXERCISED WITHIN A TIMELY MANNER AS SET FORTH ABOVE, AND IN THE PROPER MANNER AS PRESCRIBED HEREIN, THE OPTION SHALL AUTOMATICALLY TERMINATE AT THE END OF THE APPLICABLE PERIOD OF TIME. Notwithstanding the foregoing provisions, failure to exercise an ISO within the periods of time prescribed under Sections 421 and 422 of the Code shall cause an ISO to cease to be treated as an "incentive stock option" for purposes of
Section 421 of the Code.

         (d) Payment of Option Exercise Price. Upon the exercise of an Option, payment of the Exercise Price shall be made either (I) in cash (by certified check, bank draft or money order), (ii) with the consent of the Committee and subject to Section 6(c) hereof, by delivering the Participant's duly executed promissory note and related documents, (iii) with the consent of the Committee, by delivering Shares already owned by the Participant valued at Fair Market Value; provided that no shares received upon exercise of the Option thereafter may be exchanged to pay the Option price for additional Shares within the following six months, or (iv) by a combination of the foregoing forms of payment.

         (e) Payment with Loan. The Committee may in its sole discretion assist any Participant in the exercise of one or more Options granted to such Participant under the 1999 Plan by authorizing the extension of a loan to such Participant from the Company. Except as otherwise provided in this Section 6(e), the terms of any loan (including the interest rate and terms of repayment) shall be established by the Committee in its sole discretion. The maximum amount of any loan shall not exceed 80% of the Exercise Price payable from the Shares being purchased. Any such loan by the Company shall be with full recourse against the Participant to whom such loan is granted, shall be secured in whole or in part by the Shares so purchased, and shall bear interest at a rate not less than the minimum interest rate required at the time of purchase of the Shares in order to avoid having imputed interest or original issue discount under Sections 483 or 1202 of the Code. In addition, any such loan by the Company shall become immediately due and payable in full at the option of the Company, upon termination of the Participant's employment with or service to the Company for any reason whatsoever, or upon a sale of any shares acquired with such loan to the extent of the cash and fair market value of any property received by the Participants in such sale. The Committee may make arrangements for the application of payroll deduction from compensation payable to the Participant to amounts owing to the Company under any such loan. Until any loan by the Company under this Section 6(e) is fully paid in cash, the Shares shall be pledged to the Company as security for such loan and the Company shall retain physical possession of the stock certificates evidencing the Shares so purchased together with a duly executed stock power for such Shares. No loan shall be made hereunder unless counsel for the Company shall be satisfied that the loan and the issuance of Shares funded thereby, will be in compliance with all applicable federal, state and local laws.

         (f) Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any Shares issuable or exercise of any Option, until the date of the issuance of a stock certificate to the Participant for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 4(b) hereof.

         (g) Effect of Merger, Etc. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of a liquidation of the Company, the Board of Directors of the Company or the Board of Directors of any Corporation assuming the obligations of the Company, may in its discretion take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for ISO's shall meet the requirements of Section 424 of the Code; (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date for such notice; (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof, a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between

               (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and

               (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options; and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event; PROVIDED that notwithstanding anything to the contrary in this Section 6(g), any action taken by the Board of Directors hereunder shall be in compliance with Rule 16b-3 and the conditions thereof necessary to maintain qualification of the 1999 Plan under Rule 16b-3. In the case of any Option which by the terms of the grant thereof (or the agreement or instrument governing such grant) or pursuant to a decision by the Board of Directors under this Section 6(g) provides for such Option becoming fully exercisable upon a Change In Control or otherwise under this Section 6, such Option shall be deemed vested on the day immediately prior to the day on which such Change in Control occurs and Participants holding such Options shall be given prior written notice of such Change in Control sufficient to permit them to exercise such Options.

         (h) Manner of Exercise. Subject to the conditions set forth in the 1999 Plan, the Participant may exercise the Option(s) with respect to all or any part of the number of such shares then vested and exercisable. The options evidenced by an Award, may be exercised subject to the requirements herein set forth by:

                  (i) giving written notice to exercise the option with respect to a specified number of full shares;

                  (ii) exercising as to not less than one hundred (100) shares at any one time, unless the number of shares to be purchased upon such exercise is the total number remaining under such Option granted;

                  (iii) making full payment to the Company of the amount of such Option Price for the number of shares with respect to which the option is then exercised, in accordance with the terms and conditions of Section 6 herein; and

                  (iv) executing an undertaking and such other documents as the Company, in its sole discretion, shall deem necessary to lawfully effectuate the transfer of shares, evidencing the exercise of the option and/or to determine whether registration is then required under the Securities Act of 1993, or any other laws then in effect.

         (i) Exercise of Option and Termination. The right of exercise is cumulative so that if the Option is not exercised to the maximum extent permissible during any exercise period, it is exercisable, in whole or in part, with respect to all shares not so purchased, at any time prior to the Expiration Date, Last Exercise Date or earlier termination of any such Option. No Option may be exercised at any time on or after the Expiration Date, for any reason whatsoever. Subject to the provisions of Section 6 herein, to the extent that any Option, in whole or in part, is not exercised in a timely manner, the Option shall terminate and the shares shall automatically revert to the 1999 Plan.

7.  SPECIAL PROVISIONS FOR ISOS

         Any provision of the 1999 Plan to the contrary notwithstanding, the following special provisions shall apply to all ISOs granted under the 1999
Plan:

                  (i) the Option must be expressly designated as an ISO by the Committee and in an Award;

                  (ii) no ISO shall be granted more than ten years from the effective date of the Original Plan and no ISO shall be exercisable more than ten years from the date such ISO is granted;

                  (iii) the Exercise Price of any ISO shall not be less than the Fair Market Value per Share on the date such ISO is granted; PROVIDED HOWEVER, that with respect to an ISO granted to any individual who, at the time such ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate, the Exercise Price of such ISO shall be at least 110% of the Fair Market Value per Share at the date of grant;

                  (iv) the aggregate Fair Market Value (determined as of the time any ISO is granted) of any Company stock with respect to which any ISOs granted to a Participant are exercisable for the first time by such Participant during any calendar year (under this 1999 Plan and all other stock option plans of the Company and any predecessor) shall not exceed $100,000 as required under Section 422 of the Code. (To the extent $100,000 limit is exceeded, the $100,000 in Options, measured as described above, granted earlier in time will be treated as
                  ISOs), and

                  (v) any other terms and conditions as may be required in order that the ISO qualifies as an "incentive stock option" under
                  Section 422 of the Code or successor provision.

8.  RESTRICTIONS ON TRANSFERS; GOVERNMENT REGULATIONS

         (a) Awards not Transferable. No Option nor any interest of a Participant under the 1999 Plan in any instrument evidencing any Option under the 1999 Plan may be assigned, encumbered or transferred, except, in the event of the death of a Participant, by will or the laws of descent and distribution or, in the case of NQSOs, pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act or rules thereunder.

         (b) Government Regulations. This 1999 Plan, the granting of Awards under this 1999 Plan and the issuance or transfer of Shares (and/or payments of money) pursuant thereto, are subject to all applicable Federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Securities and Exchange Commission) which may, in the opinion of counsel to the Company, be necessary or advisable in connection therewith.

         Without limiting the generality of the foregoing, no Awards may be granted under this 1999 Plan, and no Shares shall be issued by the Company, nor cash payments by the Company, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment, which, in the opinion of counsel to the Company, have been complied with in all respects. In connection with any stock issuance or transfer, the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company, in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements. The Company shall not be required to deliver any Shares under the 1999 Plan prior to (I) the admission of such Shares to listing or for quotation on any stock exchange, or automated quotation system on which such Shares may then be listed or quoted, and (ii) the completion and effectiveness of such registration or other qualification of such Shares under state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

9.  TAX WITHHOLDING

         The Company shall have the right to withhold from amounts due Participants, or to collect from Participants directly, the amount which the Company deems necessary to satisfy any taxes required by law to be withheld at any time by reason or participation in the 1999 Plan, and the obligations of the Company under the 1999 Plan shall be conditional on payment of such taxes. The Participant may, prior to the due date of any taxes, pay such amounts to the Company, in cash, or with the consent of the Committee, in Shares (which shall be valued at their Fair Market Value on the date of payment); provided however, that not notwithstanding the foregoing, in the case of a Reporting Person, no election to use Shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 under the Exchange Act. There is no obligation under this 1999 Plan that any Participant be advised of the existence of the tax or the amount required to be withheld. Without limiting the generality of the foregoing, in any case where it determines that a tax is or will be required to be withheld in connection with the issuance or transfer of Shares under this 1999 Plan, the Company may, pursuant to such rules as a Committee may establish, reduce the number of such Shares so issued or transferred by such number of Shares as the Company may deem appropriate, in its sole discretion, to accomplish such withholding, or make such other arrangements as it deems satisfactory. Notwithstanding any other provisions of this 1999 Plan, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements including, without limitation, Rule 16b-3 (or any successor provision) promulgated by the Securities and Exchange Commission.

         The Company makes no representation or warranty to the Participants, their successors and/or assigns, regarding the possible tax treatment or effect to be given to the transaction and events contemplated by an Award and the 1999 Plan, including, but not limited to, registration of an Award, Option(s) and/or transfers of stock certificates, and the Company hereby advises and directs the Participants to seek their own individual counsel and advice concerning these matters. The Participants agree that they will not rely upon the advice of any person or persons associated with the Company, including, but not limited to; possible adverse tax consequences of this transaction, Option(s) the 1999 Plan, or the exercise of any Option(s); and will waive any claim, that the Participants, or their successors and assigns, may have against the Company, and will agree to hold harmless, and will indemnify the Company against any such claim(s) and/or liability.

10. ADMINISTRATION OF THE PLAN

         (a) The Committee. Except as otherwise provided by the Board, the 1999 Plan shall be administered by the Committee, which shall be comprised of two or more members of the Board of Directors, each of whom shall be a "disinterested person" as defined in Rule 16b-3 (or successor provision) promulgated by the Securities and Exchange Commission. In the absence of specific designation by the Board of Directors, the Committee shall consist of those members of the Board of Directors who, from time to time, shall be "disinterested persons" as so defined.

         (b) Committee Action. A majority of the members of the Committee at the time in office, shall constitute a quorum for the transaction of business and any determination or action may be taken at the meeting of a majority vote or may be taken without a meeting by a written resolution signed by all members of the Committee. All decisions and determinations of the Committee shall be final, conclusive and binding upon all Participants and upon all persons claiming any rights under the 1999 Plan with respect to any Options. Members of the Board of Directors and members of the Committee acting under the 1999 Plan. shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for willful misconduct in the performance of their duties.

         (c) Committee Authority. In amplification of the Committee's power and duties, but not by way of limitation, the Committee shall have full authority and power to:

                  (i) construe and interpret the provisions of the 1999 Plan and make rules and regulations for the administration of the 1999 Plan not inconsistent with the 1999 Plan;

                  (ii) decide all questions of eligibility for 1999 Plan participation and for the grant of Awards;

                  (iii) adopt forms of Awards and other documents consistent with the 1999 Plan;

                  (iv) engage agents to perform legal, accounting and other such professional services as it may deem proper for administering the 1999 Plan; and

                  (v) take such other actions as may be reasonable, required or appropriate to administer the 1999 Plan or to carry out the Committee activities contemplated by other sections of this 1999 Plan.

             (d) Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the Board of Directors and the members of the Committee shall be indemnified by the Company against the reasonable expenses, including court costs and reasonable attorney's fees actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the 1999 Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof, or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except where such indemnification is expressly prohibited by applicable law.

11. EFFECTIVE DATE

         The effective date of the 1999 Plan shall be May 17, 1999 (the date it was approved by the Shareholders vote). Nothing contained in this 1999 Plan shall be deemed to limit or adversely amend or modify the terms of, or rights of Participants under, Options granted UNDER THE ORIGINAL PLAN IN ANY manner which derogates from or otherwise diminishes the terms of, or rights under, such Options.

12.  AMENDMENT AND TERMINATION

         (a) The 1999 Plan.

                  (i) Amendment. The Board of Directors may amend the 1999 Plan from time to time in its sole discretion; provided however, that no such amendment shall, without the approval of the shareholders of the Company in accordance with the laws of the State of Delaware, Section 422 of the Code and Rule16b-3 under the Exchange Act: (A) change the class of persons eligible to receive Awards or otherwise materially modify the requirement as to eligibility for participation in the 1999 Plan; (B) increase the aggregate number of Shares with respect to which Awards may be made under the 1999 Plan; (C) materially increase the benefits accruing the Participants under the 1999 Plan; or (D) remove the administration of the 1999 Plan from the Committee or render any member of the Committee eligible to receive an Award under the 1999 Plan while serving thereon. Any purported amendment in violation of these restrictions shall be void and of no effect. Furthermore, no amendment shall impair the rights of any Participant under any Award theretofore made under the 1999 Plan, without the Participant's consent.

                  (ii) Termination. The Board of Directors may suspend or terminate the 1999 Plan at any time. Upon termination of the 1999 Plan, no additional Awards shall be granted under the 1999 Plan; PROVIDED HOWEVER, that the terms of the 1999 Plan shall continue in full force and effect with respect to outstanding and unexercised Options granted under the 1999 Plan and Shares issued under the 1999 Plan.

         (b) Awards. Subject to the terms and conditions and the limitations of the 1999 Plan, the Committee may, in the exercise of its sole discretion, modify, extend or renew the terms of outstanding Awards granted under the 1999 Plan, or accept the surrender of outstanding Awards (to the extent not theretofore exercised). Without limiting the generality of the foregoing, the Committee may in its discretion at any time accelerate the time in which any Option is exercisable, subject to compliance with the requirements of Rule 16b-3 (or successor provision) promulgated by the Securities and Exchange Commission. Notwithstanding the foregoing however, no modifications of an Award shall, without the consent of the Participant, impair any rights or obligations under any Awards theretofore granted under the 1999 Plan.

13.  MISCELLANEOUS

         (a) Employment. Neither the establishment of the 1999 Plan nor any amendments thereto, nor the granting of any Award under the 1999 Plan, shall be construed as in any way modifying or affecting or evidencing any intention or understanding with respect to, the terms of the employment of or service of any Participant with, or the nomination of any Participant to stand for election as a director, by the

Company. No person shall have a right to be granted Awards or having been selected as a Participant for one Award, to be so selected again.

         (b) Multiple Awards. Subject to the terms and restrictions set forth in the 1999 Plan, a Participant may hold more than one Award.

         (c) Written Notice. As used herein, any notices required hereunder shall be in writing and shall be given in the forms, if any, provided or specified by the Committee. Written notice shall be effective upon actual receipt by the person to whom such notice is to be given, PROVIDED HOWEVER, that in the case of notices to Participants and their heirs, legatees, and legal representatives, notice shall be effective upon delivery, if delivered personally or three business days after mailing, registered first class postage prepaid to the last known address to whom notice is given. Written notice shall be given to the Committee and the Company at the following address, or such other address as may be specified from time to time.

                    Storage Computer Corporation
                    11 Riverside Street
                    Nashua, New Hampshire 03062
                    Attn: Compensation Committee

         (d) Applicable Law; Severability. The 1999 Plan shall be governed by and construed in all respect in accordance with the laws of the State of Delaware. If any provisions of the 1999 Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

         (e) Compliance with SEC Regulations. It is the Company's intent that the 1999 Plan comply in all respects with Rule 16b-3 under the Exchange Act and any successor rule pursuant thereto. If any provision of this 1999 Plan is later found not to be in compliance with Rule 16b-3, the provision shall be deemed void. All Option grants to, and all exercises of Options by, Paticipants and Reporting Persons under this 1999 Plan, shall be executed in accordance with the requirements of Section 16 of the Exchange Act.

         (f) Participant Warranty. The Participant represents and warrants to the Company, its successors and assigns, the Committee and all other interested persons, that he/she is of full age and that any stock purchased by him/her hereunder, and his/her successors and/or assigns, under any Option(s), is to be, and is being purchased for investment and not with a view to the distribution thereof.

                          STORAGE COMPUTER CORPORATION
          PROXY FOR 1999 ANNUAL MEETING OF STOCKHOLDERS -- MAY 17, 1999
                       SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned Stockholder of Storage Computer Corporation, a Delaware corporation, revoking all prior proxies, hereby appoints Theodore J. Goodlander and Thomas A. Wooters and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of Storage Computer Corporation which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders of the Company to be held at Storage Computer Corporation, 11 Riverside Street, Nashua, New Hampshire on May 17, 1999 at 10:00 a.m., local time, and at any adjournments, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 17, 1999, a copy of which has been received by the undersigned, and in their discretion upon any other business that may properly come before the meeting or any adjournments. Attendance of the undersigned at the meeting, or at any adjourned session, will not revoke this proxy unless the undersigned will affirmatively indicate on the proxy the intention of the undersigned to vote his or her shares in person.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2 AND 3.

    /X/  Please mark votes as in this example.

    1.   To elect three (3) Directors to serve until the next Annual Meeting of Stockholders.

         NOMINEES:

         Theodore J. Goodlander             Steven S. Chen                       Shigeho Inaoka

         For               Withheld         For               Withheld           For             Withheld
         / /                 / /            / /                 / /              / /               / /

2.       To ratify the selection of BDO Seidman, LLP as auditors for the year ending December 31, 1999.

         For               Against          Abstain

         / /                 / /              / /

3.       To approve the 1999 Employee Stock Option Plan.

         For               Against          Abstain

         / /                 / /              / /

    MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT                / /

    THIS PROXY SHOULD BE DATED AND SIGNED BY THE STOCKHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD INDICATE THAT THEY ARE SIGNING IN THAT CAPACITY. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.

    Signature:____________________________________   Date:______________________

    Signature:____________________________________   Date:______________________